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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 27, 2004
                                         --------------

                              Liska Biometry, Inc.
                              --------------------
             (Exact name of registrant as specified in its chapter)

                                     Florida
                                     -------
                 (State or other jurisdiction of incorporation)

                                    333-94265
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                            (Commission File Number)

                                    061562447
                                    ---------
                        (IRS Employer Identification No.)

                              LISKA BIOMETRY, INC.

                                100 Sussex Drive
                         Ottawa, Ontario, Canada K1A 0R6
                         -------------------------------
               (Address of principal executive offices) (Zip Code)


INFORMATION TO BE INCLUDED IN THE REPORT

LISKA BIOMETRY, INC. is referred to hereafter as "the Company," "we," or "our."

Item 5. Other Events

We have entered into several employment agreements with key individuals: Mr. Lam Ko Chau, will continue to serve as our President and has been appointed to serve as the company's CEO, Mr. Chris LeClerc will serve as our Chief Operating
Officer and Mr. Manoj Hippola will serve as the Company's Chief Financial Officer. These changes will become effective as of April 21, 2004.

On April 27, 2004, we issued the press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.



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Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated April 27, 2004.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2004

Liska Biometry, Inc.

By /s/Lam Ko Chau
Lam Ko Chau
Chief Executive Officer and Director



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                                INDEX TO EXHIBITS


Exhibit No.

99.1     Press Release dated April 27, 2004.